The Manitowoc Company, Inc. Midwest IDEAS Conference Chicago, Illinois August 27, 2025

Forward-Looking Statements Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the Company, and are subject to uncertainty and changes in circumstances. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed or implied, please see the Company’s periodic filings with the SEC, particularly those disclosed in “Risk Factors” in the Company’s Annual Reports on Form 10-K. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.   Non-GAAP Measures Adjusted net income (loss), adjusted diluted net income (loss) per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted return on invested capital, and free cash flows are financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). For a reconciliation to the comparable GAAP numbers please see “Appendix – GAAP to Non-GAAP Reconciliation.” Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Why Invest in The Manitowoc Company? SUCCESSFULLY EXECUTING BUSINESS TRANSFORMATION 67% Growth in Non-New Machine Sales (2020-2024) Increase mix of higher-margin, recurring revenue to reduce impact of economic cycles Improving margin and return profiles Crane demand is poised for recovery from multi-year secular and cyclical tailwinds Targeted Adj. EBITDA CAGR(1) 15%+ Targeted Revenue CAGR(1) 7% Aspirational Targets $3.0B Revenue $1.0B Non-New Machine Sales 12% Adjusted EBITDA 15% Adjusted ROIC(2) Manitowoc calculations based on a 5-year period Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Manitowoc becoming a customer-focused service business +67%

Who We Are - Leading Global Full-Service Crane Provider TOP THREE MARKET SHARE POSITION IN EACH CRANE CATEGORY(1) Tower Boom Trucks Crawler Mobile Hydraulic Global Footprint 9 Manufacturing Sites 46 Service Locations 4,800 Employees $169M(3) Original Equipment Cost RPO / Rental Fleet ~$2.2B Net Sales $128M(2) Adj. EBITDA 6.0%(2) Adjusted ROIC 2.7x Net Leverage Ratio 2024 Revenue Mix LARGE AFTERMARKET SERVICES GROWTH OPPORTUNITY 2024 KEY FACTS & FIGURES Remanufacturing and Used Sales Full-Service Capabilities Rental Services Parts Sales ~100,000 Crane unit sales in last 20 years 460+ Field Service Technicians Manitowoc estimates; excluding China Refer to Appendix for Non-GAAP reconciliations Excludes assets included in the rental fleet related to buyback commitments

Embrace Kaizen Culture Capacity Rationalization Voice of the Customer Grow Market Share and Presence Successful Business Transformation 2016 2016 - 2020 Implemented Aftermarket Service Growth Strategy 2021 - Beyond FN bottom Strategic Focus on Manufacturing Footprint and Aligning Cost Structure Opportunistic M&A of Dealer Channel Increase Service Presence Across Geographies in Europe, North America, and South America Expand Service Offering (crane rental, used/refurbished sales) Continued Process / Cost Improvement Strategically growing higher-margin, recurring revenue streams Became a Standalone Crane Company Launched The Manitowoc Way

The Manitowoc Way - A Culture Built on Continuous Improvement ENGAGE EMPLOYEES ON MULTIPLE LEVELS Execute kaizens Increasing safety – reduced RIR(1) from 1.77 in 2016 to 1.19 in 2024 Foster employee development INNOVATE OUR PRODUCT & SERVICE OFFERINGS 40 new or refreshed models launched since January 2021 Global approach to used sales Expand financing options for customers GROW MARKET PRESENCE & MARKET SHARE Propel aftermarket growth Invest in RPO / rental fleet Add revenue-generating service technicians Recordable Injury Rate (RIR) is calculated based the number of recordable injuries and illnesses per 200k hours worked Kaizen, kaizen, kaizen

Blueprint for Revenue Growth - Long-Term Target Organic Growth New Branches Service Technicians Rental Used Crane Accretive M&A Secular Growth Infrastructure Spending Aspirational Target $3B Total Sales Cyclical Recovery Aging Fleet EU Tower Cranes 2024 $2.2B(1) Total Sales +$370M Non-New Machine Sales For the year-ended December 31, 2024

Crane demand expected to accelerate Secular Growth MANITOWOC OPPORTUNITY Power Generation Power Transmission Oil & Gas Residential Construction Mining Infrastructure Energy & Grid Modernization Chip Fabrication “Europe’s housing shortage is expected to worsen, with an estimated 9.6 million new homes needed to meet demand amid falling permit levels for new construction” – CBRE, Jan 2025 “By 2030, data centers are projected to require $6.7 trillion worldwide to keep pace with the demand for computing power” – McKinsey, Apr 2025 “German Parliament voted on a 500 billion Euro fund for infrastructure…to ramp up investment after two years of contraction”– Reuters, Mar 2025 Higher Commodity Prices Saudi Vision 2030 Global Investments in Energy Generation and Distribution U.S. Infrastructure Investment, Jobs, Inflation Reduction, & CHIPS Acts European Housing Market Demand “There is a $3.7 trillion gap between current planned infrastructure investments and what must be done to have the US infrastructure in good working order” -- ASCE, Mar 2025 Infrastructure Airports Waterways Stadiums Railroads

Crane replacement demand expected to accelerate Cyclical Recovery Company estimates 2007 - 2008 Peak of the last cycle Aging Fleets Average age of cranes is greater than 15 years(1) relative to historic levels of 7-9 years. Cranes sold during the last peak in 2008 are greater than 15 years old. Unit volumes have been flat to down industry wide – recent revenue increases due to pricing and mix shift. Net Sales Inflation

Cyclical Recovery - EU Tower Crane Business Recovery underway: 4 straight quarters of yoy growth Pent-up Demand Drivers New €500B German infrastructure fund and accelerated depreciation program 20% increase in May French residential permits Aging rental fleets Offshore wind and nuclear power Well-Positioned for Market Recovery Organic growth of services (crane rental and repair/maintenance) reduce affect of cycles Strategic efforts to maintain manufacturing capacity and workforce Cyclical Downturn In Europe Eurozone Construction Purchasing Managers’ Index has remained in contractionary territory since April 2022 Increased interest rates Political uncertainty War in Ukraine

Accretive M&A Disciplined M&A Strategy Opportunistic acquisitions of crane dealers in North America and Europe Capture retail margin Expand services capabilities Reduce cyclical whipsaw effect of channel inventory Complementary Acquisitions $180M acquisitions of H&E Crane business and Aspen Equipment Acquired at multiples of ~6x EBITDA $30M+ accretive EBITDA Honnen Equipment Added Colorado and Wyoming Territories Ring Power Corporation Added Georgia, North Carolina, and South Carolina Territories Reflects territory expansion of Georgia, North Carolina, and South Carolina from Ring Power Corporation on February 4, 2025 As of May 2025 2020 to Current(2) Highly accretive acquisition strategy

Reduce Impact of Economic Cycles Increase Margin Mix shift and cost synergies to increase margin Non-New Gross Profit ~35% Increase ROI Returns above the cost of capital Average 15% Adjusted ROIC(1) over the long term Remanufacturing and Used Sales Full-Service Capabilities Rental Services Parts Sales Increase Base of Recurring Revenue +67% Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Strategically growing higher-margin, recurring revenue streams Organic Growth - Aftermarket Service

Organic Growth - Quick Progress in First 5 Years Gross margins on non-new machines sales ~35%

Organic Growth - Non-New Machine Sales Adding & Upgrading Locations Growing Service Tech Population Selling More Used & Rebuilds Adding New Products & Accessories All Contribute to Growing Parts Sales Manitowoc becoming a customer-focused service business

Organic Growth - Growing Market Penetration North America New branch locations Denver, Aiken, Kansas City, Nashville 38%+ increase in Service Techs(3) Grew headcount from 119 to over 160 Europe 24% increase in service techs Grew headcount from 154 to over 190 New service locations Madrid, Meru (Paris), Barnsley Grew original equipment costs $113M(4) to $169M(4) in RPO / rental fleet Expanded remanufacturing capabilities Branch/Service Direct-to-Customer Subsidiary Footprint Newly Acquired Territories(1) investments to grow our footprint to serve customers 2020 to Current(2) Reflects territory expansion of Georgia, North Carolina, and South Carolina from Ring Power Corporation on February 4, 2025 As of May 2025 Excludes service technician increases from acquisitions of the H&E crane business and Aspen Equipment  Excludes assets included in the rental fleet related to buyback commitments

Organic Growth - Role of Rental Fleet & RPO’s Current RPO/rental fleet: ~260 cranes(1)  Average age of RPO / rental fleet ~32 months(1) High ROIC Investments $113M(2) growth in original equipment cost from 2020 Targeted payback period of 3 to 5 years “Crane only” Rentals Assist rental house customers Does not compete with crane rental houses Drives used crane sales Sale of Used Crane at Retail Prices Year 3 Annual Cash Contribution from Rental Year 2 Year 1 Time 0 Investment in Rental Crane at Manufactured Cost Annual Cash Contribution from Rental Annual Cash Contribution from Rental + Return Profile >25% Targeted ROI Cash Inflow Cash outflow At December 31, 2024 Excludes assets included in the rental fleet related to buyback commitments Rental fleet supports customers while driving improved roic

Blueprint for Adjusted EBITDA Mix Shift Greater Portion of Recurring Non-New Machine Sales Fixed Cost Absorption e.g., EU Tower Crane Business Continuous Improvement Aspirational Target 12% Adjusted EBITDA Operating Leverage 2024 5.9% Adjusted EBITDA(1) For the year-ended December 31, 2024

Blueprint for ROIC Accretive M&A High ROIC Investments RPO / Rental Fleet Service Branches Increasing Profitability Aspirational Target 15% Adj. ROIC(1) Working Capital Management 2024 6.0% Adj. ROIC(1) Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes

Our Capital Allocation Priorities - Investing in our Business Excludes acquisition of the rental assets or inventory of the H&E crane business and Aspen Equipment  As of December 31, 2024 Investments Focus on High ROIC, Recurring Revenue Streams <3x Target Net Leverage 2.7x Net Leverage(2) $321M Total Liquidity(2) $29M remaining on approved repurchase plan Offset dilution Return capital to shareholders Working capital (inventory) investment to support branch locations Added 17 branches ~$180M invested in acquiring US dealers Robust acquisition funnel $14M Managing Leverage Opportunistic Share Repurchases Strategic Acquisitions High ROIC Investments Branch Location Growth High ROIC Investments RPO / Rental Fleet Growth $64M(1) $51M(1) 2020 to 2024 ~$180M Invested $64M in organic growth ~260 cranes Disciplined process enabling shareholder return

2025 Full-Year Guidance as of August 7 Net Sales $2.175 to $2.275 billion Adjusted EBITDA Low end of guidance: $120 to $145 million Depreciation and amortization $60 to $64 million Interest expense $38 to $40 million Provision for income tax expense $11 to $15 million, excluding one-time items Adjusted DEPS $0.15 to $0.85 Capital expenditures $47 million, $23 million related to rental fleet Adjusted free cash flows $55 to $85 million, excluding EPA payment Assessing impact of august 18 steel derivative tariffs

Why Invest in The Manitowoc Company? SUCCESSFULLY EXECUTING BUSINESS TRANSFORMATION 67% Growth in Non-New Machine Sales (2020-2024) Increase mix of higher-margin, recurring revenue to reduce impact of economic cycles Improving margin and return profiles Crane demand is poised for recovery from multi-year secular and cyclical tailwinds Targeted Adj. EBITDA CAGR(1) 15%+ Targeted Revenue CAGR(1) 7% Aspirational Targets $3.0B Revenue $1.0B Non-New Machine Sales 12% Adjusted EBITDA 15% Adjusted ROIC(2) Manitowoc calculations based on a 5-year period Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Manitowoc becoming a customer-focused service business +67%

Thank you for your interest

Appendix

Crane Types and Retail Selling Prices(1) Rough-terrain (RT) $470K – 1,700K Tower Crane $350K – 2,000K Crawler $950 – 11,000K All-terrain (AT) $1,000 – 3,500K Boom Truck $250 – 800K Truck-mounted (TM) $650K – 1,400K Average retail prices in US market

The Manitowoc Way - Sustainable Business Strategy Building Communities for Current and Future Generations Updated May 25 Updated June 24 Updated Jan 25

Aspirations Dollars in millions

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions, excluding per share amounts Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Contact: Ion Warner – SVP Marketing & Investor Relations O +1 414-760-4805 M +1 717-414-1813 ion.warner@manitowoc.com www.manitowoc.com